UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting material Pursuant to §240.14a-12

Automatic Data Processing, Inc.

(Name of Registrant as Specified In Its Charter)

William A. Ackman

Veronica M. Hagen

V. Paul Unruh

Pershing Square Capital Management, L.P.

PS Management GP, LLC

Pershing Square, L.P.

Pershing Square II, L.P.

Pershing Square International, Ltd.

Pershing Square Holdings, Ltd.

Pershing Square VI Master, L.P.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On September 21, 2017, Pershing Square Capital Management, L.P. and certain affiliates posted the following material to their Facebook Page relating to Automatic Data Processing, Inc. (the “Company”):

ASCENDING ADP Ascending Published by Global Strategy Group 11 · 39 mins Get the facts on the opportunity for shareholders to unlock ADP’s potential #Vote GOLD https://adpascending.com Proxy Materials Pershing Square Capital Management, L.P. and certain of its affiliated funds (collectively, “Pershing Square”) have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying GOLD proxy card to be used to solicit proxies in connection with the 2017 annual meeting of stockholders (the “Annual Meeting”) of Automatic Data Processing, Inc. (“ADP”) and the election of a slate of director nominees at the Annual Meeting (the “Solicitation”). Stockholders are advised to read the proxy statement and any other documents related to the Solicitation because they contain important information, including information relating to the participants in the Solicitation. These materials and other materials filed by Pershing Square with the SEC in connection with the Solicitation are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Pershing Square with the SEC are also available, without charge, by directing a request to Pershing Square’s proxy solicitor, D.F. King & Co. Inc., 48 Wall Street, 22nd Floor, New York, New York 10005 (Call Collect: (212) 269-5550; Call Toll Free: (866) 342-1635) or email: ADP@dfking.com. William A. Ackman, Veronica M. Hagen, V. Paul Unruh, Pershing Square Capital Management,L.P., PS Management GP, LLC (“PS Management”), Pershing Square,L.P., Pershing Square II,L.P., Pershing Square International, Ltd., Pershing Square Holdings, Ltd. and Pershing Square VI Master, L.P. may be deemed “participants” under SEC rules in the Solicitation. William A. Ackman, Pershing Square Capital Management, L.P. and PS Management may be deemed to beneficially own the equity securities of ADP described in Pershing Square’s statement on Schedule 13D initially filed with the SEC on August 7, 2017 (the “Schedule 13D”), as it may be amended from time to time. Except as described in the Schedule 13D or the definitive proxy statement, none of the individuals listed above has a direct or indirect interest, by security holdings or otherwise, in ADP or the matters to be acted upon, if any, in connection with the Annual Meeting.

On September 21, 2017, Pershing Square Capital Management, L.P. and certain affiliates posted the following material to their Twitter page relating to the Company:

A-SCENDING ADP Ascending v @ADP ascending ADP shareholders deserve a response. Join us in asking @ADP to answer our weekly question $ADP SEC Disclaimer: adpascending.com/proxy material your vote is important. Vote the Proxy Card Today. Question: What are ADP’s margins in Employer Services by sub-segment (Small-Business (“SMB”), Mid-Market, Enterprise, and International), excluding float and allocating corporate expenses Is ADP earning comparable margins to Paychex (-41%) in its SMB business If so, that would imply 12% margins for the rest of Employer Services. Operating Margin vs. Paychex ADP’s Implied non-SMB Margins $0% $9,000 S8.S18 40% “II 30% 6 i 20% 10% 0% (Employer Services) $7.500 $6,000., $4,500 $3.000 $1,500 so Net Operational Revenue Operational Prof Implied All Other Employer Services AOP Small8usl’less(“SMS”) @ Profitable ADPascending.com 10:25 AM- 21 Sep 2017 1 Retweet

M1P ASCENDING ADP Ascending v @ADP ascending Get the facts on unlocking $ADP’s potential #Vote GOLD adpascending.com SEC Disclaimer: adpascending.com/proxy material. Home IADP Ascending ADP Ascending asks is ADP achieving its full potential and investors and analysts who would like to ask a question should vote the GOLD Proxy Card. ADP ascending.com 11:12 AM- 21 Sep 2017.

ADP Ascending ASCENDING . @ADPascend1ng $ADP shareholders - learn why you should #VoteGOLD youtube.com/watch? v=e7o4MB ... SEC Disclaimer: adpascending.com/proxymaterial ... WAA )pAfo “’>IN< youtube.com VOTE IS 1, VOT 1:21 PM- 21 Sep 2017 0 ill v

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Pershing Square Capital Management, L.P. (“Pershing Square”) and certain of its affiliated funds have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying GOLD proxy card to be used to solicit proxies in connection with the upcoming annual meeting of stockholders (the “Annual Meeting”) of Automatic Data Processing, Inc. (the “Company”) and the election of a slate of director nominees at the Annual Meeting (the “Solicitation”). Stockholders are advised to read the proxy statement and any other documents related to the Solicitation because they contain important information, including information relating to the participants in the Solicitation. These materials and other materials filed by Pershing Square with the SEC in connection with the Solicitation are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Pershing Square with the SEC are also available, without charge, by directing a request to Pershing Square’s proxy solicitor, D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005 (Call Collect: (212) 269-5550; Call Toll Free: (866) 342-1635) or email: ADP@dfking.com.

William A. Ackman, Veronica M. Hagen, V. Paul Unruh, Pershing Square, PS Management GP, LLC (“PS Management”), Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd., Pershing Square Holdings, Ltd. and Pershing Square VI Master, L.P. may be deemed “participants” under SEC rules in the Solicitation. William A. Ackman, Pershing Square and PS Management may be deemed to beneficially own the equity securities of the Company described in Pershing Square’s statement on Schedule 13D initially filed with the SEC on August 7, 2017 (the “Schedule 13D”), as it may be amended from time to time. Except as described in the Schedule 13D or the definitive proxy statement, none of the individuals listed above has a direct or indirect interest, by security holdings or otherwise, in the Company or the matters to be acted upon, if any, in connection with the Annual Meeting.